UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to the Issuing Entities described in the registrants’ registration statement)

(Central Index Key Number: 0001439697)

WORLD OMNI LT

(Issuer with respect to the Exchange Note)

(Central Index Key Number: 0001443836)

(Exact name of registrants as specified in their charters)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to the Issuing Entities described in the registrants’ registration statement)

(Exact name of Sponsor as specified in its charters)

(Central Index Key Number: 0001004150)

Delaware Delaware	333-264720 333-264720-01	90-0399122 90-0500335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 5, 2023, World Omni LT, a Delaware statutory trust (the “Titling Trust” or “Registrant”) entered into the Seventh Amendment to the Fourth Amended and Restated Collateral Agency Agreement (the “Seventh Amendment”) by and among the Titling Trust, as borrower (the “Borrower”), World Omni Lease Finance LLC, a Delaware limited liability company (“WOLF LLC”), Auto Lease Finance LLC, a Delaware limited liability company, as initial beneficiary (the “Initial Beneficiary”), AL Holding Corp., a Delaware corporation, as closed-end collateral agent (the “Closed-End Collateral Agent”), Bank of America, N.A., as deal agent (the “Deal Agent”), U.S. Bank National Association, a national banking association, as the existing closed-end administrative agent (the “Retiring Closed-End Administrative Agent”), and U.S. Bank Trust Company, National Association, a national banking association (the “Successor Closed-End Administrative Agent”). The Seventh Amendment amends the Fourth Amended and Restated Collateral Agency Agreement, dated as of December 15, 2009 (the “Collateral Agency Agreement”), by and among the Borrower, the Initial Beneficiary, the Closed-End Collateral Agent, the Deal Agent, the Retiring Closed-End Administrative Agent, and the secured parties from time to time party to such agreement (filed as Exhibit 10.8 to the Registrant’s Form SF-3 registration statement dated and filed on May 5, 2022, Commission File Nos. 333-264720 and 333-264720-01), to among other things provide for the succession of U.S. Bank Trust Company, National Association as the new Closed-End Administrative Agent for all purposes under the Collateral Agency Agreement and the other basic documents.

Item 9.01.	Financial Statements and Exhibits.

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Seventh Amendment to Fourth Amended and Restated Collateral Agency Agreement, dated as of May 5, 2023, by and among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, World Omni Lease Finance LLC, AL Holding Corp., as closed-end collateral agent, Bank of America, N.A., as deal agent, U.S. Bank National Association, as retiring closed-end administrative agent, and U.S. Bank Trust Company, National Association, as successor closed-end administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Registrant)

Dated: May 8, 2023	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Its:	Assistant Treasurer

WORLD OMNI LT (Registrant) By: AUTO LEASE FINANCE LLC, as Initial Beneficiary

Dated: May 8, 2023	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Its:	Assistant Treasurer